UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 8, 2014

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information in Item 2.03 below is incorporated herein by reference.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 29, 2014, Callon Petroleum Company (“Callon” or the “Company”) entered into definitive purchase and sale agreements with private entities to acquire certain undeveloped acreage and oil and gas producing properties (“Acquired Properties”) located in Midland, Andrews, Martin and Ector Counties, Texas  (the “Acquisition”) with an effective date of May 1, 2014.

On October 8, 2014, the Company completed the Acquisition for an aggregate purchase price of approximately $205 million in cash, including estimated purchase price adjustments. The purchase price was funded with a combination of the net proceeds from a recently completed equity offering of $129 million and a  portion of the proceeds from borrowings under a new $300 million senior, secured second lien term loan facility (the “New Second Lien Facility”).

Copies of the agreements related to the Acquisition are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

In conjunction with the closing of the Acquisition on  October 8, 2014, the Company amended the borrowing base level under its existing $500 million senior secured revolving credit facility (the “Credit Facility”) to $250 million and replaced its existing $125 million senior, secured second lien term loan facility with the New Second Lien Facility. The Royal Bank of Canada is Administrative Agent, and participating lenders include JPMorgan Chase Bank, N.A., Citibank, N.A., Capital One, N.A. and SunTrust Bank. The New Second Lien Facility matures on October 8, 2021,  and is prepayable at a declining premium. The prepayment amount is (i) non-callable prior to October 8, 2015, (ii) 102% if the prepayment event occurs on or after October 8, 2015 but prior to October 8, 2016, (iii) 101% if the prepayment event occurs on or after October 8, 2016 but prior to October 8, 2017 and (iv) 100% if the prepayment event occurs on or after October 8, 2017. The New Second Lien Facility is secured by a second lien on substantially all of the Company’s oil and gas properties and other assets. The New Second Lien Facility bears interest on Eurodollar advances at a rate of LIBOR (subject to a floor rate of 1%) plus 7.50% per annum and contains customary representations and warranties, affirmative and negative covenants, and events of default typical for a financing of this type. Under the terms of the New Second Lien Facility, the Company is required to use the proceeds of the initial advance under the New Second Lien Facility to pay, in part, the purchase price of the Acquisition and to replace its existing $125 million senior, secured second lien term loan facility.

On October 8, 2014, the Company borrowed $300 million under the New Second Lien Facility and used the proceeds to pay a portion of the purchase price of the Acquisition and to repay in full amounts outstanding under the existing second lien term loan facility.

On October 8, 2014, the Company also entered into an Intercreditor Agreement with the administrative agent for the lenders under the Credit Facility and the administrative agent for the lenders under the New Second Lien Facility which contains customary terms for such financings with respect to the collateral securing the Credit Facility and the New Second Lien Facility.

The foregoing descriptions of the Credit Facility, the New Second Lien Facility and the Intercreditor Agreement are qualified in their entirety by reference to the Credit Facility,  New Second Lien Facility and Intercreditor Agreement, copies of which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 8, 2014, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Acquisition and New Second Lien Facility. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the three years in the periods ended December 31, 2013, 2012 and 2011 and Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the six months ended June 30, 2014 and 2013 (Incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K filed on September 8, 2014).

(b)	Pro forma financial information.

The financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with respect to the disclosure in Item 2.01 above.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Operator Resignation and Transition Agreement, dated August 29, 2014

10.2	Purchase and Sale Agreement, dated August 29, 2014

10.3	Purchase and Sale Agreement, dated August 29, 2014

10.4	Amendment to Revolving Credit Facility, dated October 8, 2014

10.5	$300 million secured second lien term loan facility, dated October 8, 2014

10.6	Inter-Creditor Agreement, dated October 8, 2014

99.1	Press release dated October 8, 2014 announcing the closing of the Acquisition and the New Second Lien Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 14, 2014	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
Chief Financial Officer, Senior Vice President and Treasurer

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Operator Resignation and Transition Agreement, dated August 29, 2014

10.2	Purchase and Sale Agreement, dated August 29, 2014

10.3	Purchase and Sale Agreement, dated August 29, 2014

10.4	Amendment to Revolving Credit Facility, dated October 8, 2014

10.5	$300 million secured second lien term loan facility, dated October 8, 2014

10.6	Inter-Creditor Agreement, dated October 8, 2014

99.1	Press release dated October 8, 2014 announcing the closing of the Acquisition and the New Second Lien Facility